SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) June 13, 2001




                               GLOBAL NETWORK INC.
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               (Exact Name of Registrant as Specified in Charter)



                Nevada                     000-27185           88-0367123
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     (State or Other Jurisdiction         (Commission         (IRS Employer
           of Incorporation)             File Number)      Identification No.)

575 Madison Avenue, 10th Floor, New York, New York                10022
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(Address of Principal Executive Offices)                        Zip Code)

Registrant's telephone number, including area code    (212) 605-0431
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Item 5.  Other Events and Regulation FD Disclosure.

     On March 1, 2001 (the "Effective Date"), John F. Grant and Arnold Behrman executed Separation and Share Repurchase Agreements (the "Agreements") with us. The Agreements provide that Messrs. Grant and Behrman reimburse us for the advances owed by them to us by each tendering 200,000 shares of our common stock, which occurred on the Effective Date. The Agreements also provide that we will repurchase, in monthly installments, an aggregate of 3,270,000 shares of our common stock held by Messrs. Grant and Behrman. To date, we have repurchased 500,000 shares from Mr. Grant and 350,000 shares from Mr. Behrman. We believe that Messrs. Grant and Behrman are in breach of their respective obligations under the Agreements and, accordingly, we have filed a Demand for Arbitration with the American Arbitration Association in the County of New York on Friday, June 8, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL NETWORK, INC.



Date:    June 13, 2001
                                         By:    /s/ James C. Mason
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                                                James C. Mason
                                         Title: Chief Executive Officer,
                                                President and
                                                Treasurer

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